                                                                    EXHIBIT 99.2

                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION

CASE NAME: STERLING CHEMICALS, INC.                 PETITION DATE: 07/16/01

                                                    CASE NUMBER: 01-37806-H4-11

MONTHLY OPERATING REPORT SUMMARY FOR MONTH: JUNE    YEAR: 2002

                                             12/31/01
                 MONTH                       Revised
--------------------------------------------------------
REVENUES (MOR-6)                           $ 18,571,799

INCOME BEFORE INT. DEPREC./TAX (MOR-6)     $ (1,583,651)

NET INCOME (LOSS) (MOR-6)                  $ (5,648,707)

PAYMENTS TO INSIDERS (MOR-9)               $    204,995

PAYMENTS TO PROFESSIONALS (MOR-9)          $    683,788

TOTAL DISBURSEMENTS (MOR-7)(1)             $ 46,405,192

(1) Excludes intercompany transfers
  as follows:                              $ 16,315,773

                                          1/31/02        2/28/02       3/31/02        4/30/02
                 MONTH                    Revised        Revised       Revised        Revised        5/31/02         6/30/02
-------------------------------------------------------------------------------------------------------------------------------
REVENUES (MOR-6)                        $ 20,053,870   $ 20,096,849  $ 21,923,335   $ 42,567,625   $ 45,186,158   $  48,626,030

INCOME BEFORE INT. DEPREC./TAX (MOR-6)  $ (2,798,067)  $ (2,749,269) $   (148,300)  $  5,024,220   $  4,957,088   $   7,401,423

NET INCOME (LOSS) (MOR-6)               $ (7,180,158)  $ (6,872,689) $ (4,363,757)  $    495,693   $    813,702   $   2,748,385

PAYMENTS TO INSIDERS (MOR-9)            $    142,597   $    116,429  $    150,683   $    494,281   $     78,911   $     131,411

PAYMENTS TO PROFESSIONALS (MOR-9)       $  1,238,773   $  1,045,883  $  1,257,449   $  1,572,252   $  1,014,508   $     700,599

TOTAL DISBURSEMENTS (MOR-7)(1)          $ 51,372,937   $ 45,245,622  $ 56,865,534   $ 57,893,073   $ 69,069,844   $  90,769,682

(1) Excludes intercompany transfers
  as follows:                           $ 13,719,923   $ 18,261,420  $ 23,396,865   $ 20,186,176   $ 16,157,239   $  17,490,363


***The original of this document MUST BE FILED with the United States Bankruptcy Court and a COPY MUST BE SENT to the United States Trustee***

REQUIRED INSURANCE MAINTAINED
    AS OF SIGNATURE DATE                                 EXP.
      See attachment 2                                  DATE
-----------------------------

CASUALTY                           YES (x) NO (  )  08  - 01 - 02
LIABILITY                          YES (x) NO (  )  07  - 01 - 02
VEHICLE                            YES (x) NO (  )  07  - 01 - 02
WORKER'S                           YES (x) NO (  )  07  - 01 - 02
OTHER                              YES (x) NO (  )  various


ATTORNEY NAME:                     Jeff Spiers
FIRM:                              Andrews & Kurth LLP
ADDRESS:                           600 Travis
ADDRESS:                           Suite 4200
CITY, STATE ZIP:                   Houston, TX 77002
TELEPHONE:                         713-220-4103

Are all accounts receivable being collected within terms? NO

Are all post-petition liabilities, including taxes, being paid with terms? YES

Have any pre-petition liabilities been paid?  NO       If so, describe


--------------------------------------------------------------------------------

Are all funds received being deposited into DIP bank accounts?  YES

Were any assets disposed of outside the normal course of business? NO

If so, describe ----------------------------------------------------

Are all U.S. Trustee Quarterly Fee Payments current? YES

What is the status of your Plan of Reorganization?

A proposed Plan of Reorganization was filed with the U.S. Bankruptcy Court on May 14, 2002.
--------------------------------------------------------------------------------



                  I certify under penalty of perjury that the following complete Monthly Operating Report (MOR), consisting of MOR-1 through MOR-9 plus attachments, is true and correct.

                  SIGNED /s/ PAUL VANDERHOVEN
                         ---------------------------------------------------
                                         (ORIGINAL SIGNATURE)



                  TITLE  VP Finance, CFO
                         ---------------------------------------------------





MOR-1

CASE NAME:  STERLING CHEMICALS, INC.        CASE NUMBER:  01-37806-H4-11

                                                                                                                        PAID
  COVERAGE          POLICY PERIOD         POLICY NO.             LIMITS                    CARRIER                     THROUGH
------------------------------------------------------------------------------------------------------------------------------------
See Attachment 2




MOR-1 ATTACHMENT 2

                                                                    Page 3 of 14
                                                                         7/19/02


                              SUMMARY OF COVERAGES
                     FOR STERLING CHEMICALS HOLDINGS, INC.


 NO.    TYPE OF INSURANCE               AMOUNTS/LIMITS             INSURANCE CO.          TERM       EXPIRE     EXPOSURE BASE
 ---    -----------------               --------------             -------------          ----       ------     -------------
  1   Workers Compensation      Statutory - $1,000,000 Employers   American Guar.        1 year      7/1/02   Total annual
                                Liability.                         Zurich US                                  remuneration
                                Ded. $250,000 per accident.

  2   Automobile Liability      $2,000,000 ea. occurrence.         American Guar.        1 year      7/1/02   Number of vehicles
                                Ded. $25,000 per occurrence.       Zurich Amer.                               owned and leased

  3   Excess Liability          $5,000,000 ea. occurrence and      Primex, Ltd           1 year      7/1/02   Annual revenues and
      Excess to $1 Million SIR  aggregate. Excess $1,000,000 GL                                               remuneration
                                $2,000,000 AL.

  4   Excess Liability          $20,000,000 ea. loss and           Primex, Ltd.          1 year      7/1/02   Included
                                aggregate.                         (Reinsured
                                                                   through  AIG.)

  5   Excess Liability          $50,000,000 ea. loss and           Gerling Global        1 year      7/1/02   Flat charge - based
                                aggregate.                                                                    on exposures and
                                                                                                              risk potential

  6   Excess Liability          $100,000,000 ea. loss and          Lloyd's               1 year      7/1/02   Flat charge - based
                                aggregate.                         Lore                                       on exposures and

  7   Excess Liability          $50,000,000                        Zurich                1 year      7/1/02   Flat charge

  8   Excess Liability          $50,000,000                        AIG                   1 year      7/1/02   Flat Charge

  9   Excess Liability          $50,000,000                        Starr Excess          1 year      7/1/02   Flat Charge

 10   Marine Terminal           $50,000,000 ea. occurrence.        New Hampshire Ins.    1 year      7/1/02   Based on volume
      Operators Liability and   Ded. $25,000 per occurrence        Co. thru Marsh                             throughput and no.
      Charterer's Legal         $100,000 pollution                 London                                     chartered vessels.
      Liability                 per occurrence.

 11   Excess Marine Liability   $24,000,000 excess of MTO, CLL,    XL Specialty          1 year      7/1/02   Volume thru put &
                                P&L                                Brockbank &                                vessels docked.
                                                                   Liberty Und.

 12   Excess Marine Liability   $25,000,000 excess $24,000,000     XL Specialty          1 year      7/1/02   Flat
                                                                   Brockbank & N.Y.
                                                                   Marine Gen. Ins.

 NO.    TYPE OF INSURANCE             ANNUAL PREMIUM
 ---    -----------------             --------------
  1   Workers Compensation      $195,653 - Audit at (AFCO)
                                expiration.  Plus all losses within
                                deductible.

  2   Automobile Liability      $92,955 (AFCO)


  3   Excess Liability          $451,090 Annual - Half on 7/1/01;
      Excess to $1 Million SIR  1/2 on 1/1/02.


  4   Excess Liability          Included



  5   Excess Liability          $295,000



  6   Excess Liability          $241,886



  7   Excess Liability          $109,210

  8   Excess Liability          $80,938

  9   Excess Liability          $62,500

 10   Marine Terminal           $27,000 (AFCO) Min. premium & deposit.
      Operators Liability and
      Charterer's Legal
      Liability

 11   Excess Marine Liability   $57,375



 12   Excess Marine Liability   $21,250


                                                                    Page 4 of 14
                                                                         7/19/02


 NO.    TYPE OF INSURANCE               AMOUNTS/LIMITS             INSURANCE CO.          TERM       EXPIRE     EXPOSURE BASE
 ---    -----------------               --------------             -------------          ----       ------     -------------
 13   Property Damage,          $ Total insured values combined    Munich Re: et. al.    1 year      8/1/02   Property Values - PD
      Business Interruption     all-risk. Sublimits: Flood -                                                  Income values  -  BI
      and Boiler & Machinery    $100 mil., Earthquake - $100                                                  PML, fire protection
                                mil., $10 mil extra expense.                                                  available; many
                                Ded.: Petrochem  $1,000,000 PD,                                               other factors.
                                10 day - BI. Pulp & Fibers - $1
                                mil. PD/BI.

 14   Directors & Officers      $15,000,000 each loss and each     National Union        1 year     8/21/02   Various
      Liability                 policy year.  Ded. $1,000,000      Indemnity
                                Corp. Reimb.

 15   Excess Directors &        $10,000,000 excess of Primary D&O  Hartford              1 year     8/21/02   Various
      Officers Liability

 16   Directors & Officers      $10,000,000                        XL Specialty Ins.     1 year     8/21/02   Various
      Liability                                                    Co.

 17   Employee Dishonesty &     $5,000,000 each Insuring           Texas Pacific         1 year     10/1/02    Various
      Depositor's Forgery       Agreement.  Ded. $50,000.          Chubb

 18   Hull & Machinery and      Barge Hull Value                   Zurich-American       1 year      7/1/02    Hull & Machinery
      Protection & Indemnity    (M-25 = $1,500,000)                Insurance Co.                               values
                                Ded. $5,000 per loss.
                                $1,000,000 P&I

 19   Pollution Insurance       Section  A - $250,000              Water Quality         1 year      7/1/02    Hull gross
                                Section  B - $5,000,000            Insurance Syndicate                         registered tonnage
                                CERCLA - $5,000,000

 20   Marine and Railroad Cargo $12,000,000 any one vessel         Mutual Marine         1 year    Continuing Declared shipment
                                $1,000,000 any one barge                                                      values
                                $1,000,000 any one rail ship.
                                $100,000 any one truck

 21   Duty Drawback Bond        $1,000,000                         Washington            1 year    Continuing  Limit
                                                                   International

 22   Fiduciary                 $10,000,000                        National Union        1 year     8/21/02    Various
                                Ded. $250,000 per occurrence

 23   Environmental Impairment  $4,000,000 per loss                ECS                   1 year     1/15/02    Loss Potential
      Liability (Petrochem &    $8,000,000 aggregate               (Indian Harbor)
      Fibers)

 24   Closure/Post Closure      $1,995,222 Combined                Underwriters          1 year    Continuous  Estimated
      Bonds - Petrochem                                            Indemnity                                   Closure/Post Closure
                                                                                                               Costs

 NO.    TYPE OF INSURANCE             ANNUAL PREMIUM
 ---    -----------------             --------------
 13   Property Damage,          Annual  -  Financed through AFCO.
      Business Interruption     $4.0M (est.)
      and Boiler & Machinery





 14   Directors & Officers      $316,000 (15 mos.)
      Liability


 15   Excess Directors &        $223,700 (15 mos.)
      Officers Liability

 16   Directors & Officers      $115,000 (15 mos.)
      Liability

 17   Employee Dishonesty &     $14,450
      Depositor's Forgery

 18   Hull & Machinery and      $29,378 (AFCO)
      Protection & Indemnity



 19   Pollution Insurance       $4,258 (AFCO)



 20   Marine and Railroad Cargo $40,000 Annual Approx.



 21   Duty Drawback Bond        $2,875


 22   Fiduciary                 $22,000 - Financed through Imperial.


 23   Environmental Impairment  $106,200 - Financed through AFCO.
      Liability (Petrochem &
      Fibers)

 24   Closure/Post Closure      $40,610
      Bonds - Petrochem



      ANNUAL TOTAL:                       $3,459,260 *

* Total fluctuates due to cargo premiums dependence upon volume of CIF export shipments and annual audits of Worker's Compensation and Marine Terminal policies.

STERLING CHEMICALS HOLDINGS, INC. (ALL DEBTORS)

CONSOLIDATING BALANCE SHEET
FOR THE PERIOD ENDED JUNE 30, 2002
(In Thousands) (Unaudited)

                                       --------------------------------------------------------------------------------------------
                                       STERLING CHEMICALS        STERLING CHEMICALS,     STERLING CHEMICALS      STERLING FIBERS
                                         HOLDINGS INC.                   INC.                ENERGY, INC.             INC.
ASSETS                                   01-37805-H4-11             01-37806-H4-11          01-37807-H4-11       01-37808-H4-11
                                       --------------------------------------------------------------------------------------------
Current Assets:
        Cash and cash equivalents           $     171                $   2,128              $       -                 $     120
        Trade accounts receivable, net              -                   76,785                     71                     2,901
        Other Receivables                           -                    1,848                      -                     3,006
        Due from affiliates                     1,027                   25,130                 13,785                         -
        Inventories                                 -                   35,305                      -                     8,170
        Prepaid expenses                           33                    6,018                      -                        96
        Deferred income tax benefit                 -                        -                      -                         -
                                            ------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                            1,231                  147,214                 13,856                    14,293

Property, plant and equipment, net                  -                  119,003                  2,760                     5,882
Deferred income taxes                               -                        -                      -                         -
Investments-Third Party                             -                    1,500                  5,281                         -
Investments in Subs                            35,060                   94,735                      -                         -
Other assets                                      865                   34,417                      -                     1,209
                                            ------------------------------------------------------------------------------------

TOTAL ASSETS                                $  37,156                $ 396,869              $  21,897                 $  21,384
                                            ====================================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Post Petition liabilities (MOR-4)                   -                  191,570                  1,364                     7,086
Pre-Petition liabilities:
        Notes Payable - Secured *                   -                  227,848                      -                    57,221
        Secured Debt Accrued Interest *             -                   41,276                      -                    10,366
        Unsecured debt                        186,538                  260,286                  1,110                    70,656
        Other / Intercompany                        -                  201,020                      -                         -
        Deferred income taxes                       -                        -                      -                         -

Common stock held by new ESOP                       -                      254                      -                        35
Less: Unearned compensation                         -                        -                      -                         -
Redeemable preferred stock                     27,297                  (15,794)                     -                    15,794
STOCKHOLDERS' EQUITY:
        Common stock, $.01 par value                -                       75                      1                         -
        Additional paid-in capital           (367,555)                (235,013)                     -                     7,874
        Retained earnings-Filing Date         191,923                 (212,503)                15,333                  (137,929)
        Retained earnings-Post Filing Date     (1,047)                 (56,215)                 4,089                    (9,719)
        Pension adjustment                          -                   (3,398)                     -                         -
        Accumulated translation adj.                -                        -                      -                         -
        Deferred compensation                       -                        -                      -                         -
                                            ------------------------------------------------------------------------------------
                                             (176,679)                (507,054)                19,423                  (139,774)
        Treasury stock at cost                      -                   (2,537)                     -                         -
                                            ------------------------------------------------------------------------------------
TOTAL STOCKHOLDERS' EQUITY                   (176,679)                (509,591)                19,423                  (139,774)

TOTAL LIABILITIES AND EQUITY                $  37,156                $ 396,869              $  21,897                 $  21,384
                                            ====================================================================================

                                         -------------------------------------------------------------------------------------------
                                          STERLING CHEMICALS                 STERLING CANADA,     STERLING PULP       STERLING PULP
                                             INT'L, INC.          FIBERS           INC.         CHEMICALS US, INC.   CHEMICALS, INC.
ASSETS                                      01-37809-H4-11     ELIMINATIONS   01-37810-H4-11     01-37811-H4-11      01-37812-H4-11
                                         -------------------------------------------------------------------------------------------
Current Assets:
        Cash and cash equivalents          $       -                              $     148          $       -           $       -
        Trade accounts receivable, net             -                                  2,670                864               4,588
        Other Receivables                          -                                  4,397                  -                   -
        Due from affiliates                    3,384                (3,384)          56,860                630               8,176
        Inventories                                -                                      -                100               1,790
        Prepaid expenses                           -                                      -                  -                 103
        Deferred income tax benefit                -                                      -                  -                   -
                                           ---------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                           3,384                (3,384)          64,075              1,594              14,657

Property, plant and equipment, net                 -                                      -                  -              41,674
Deferred income taxes                              -                                      -                  -                   -
Investments-Third Party                            -                                      -                  -                   -
Investments in Subs                                -                                295,811              1,393                   -
Other assets                                   2,547                                  2,721                  -                   -
                                            --------------------------------------------------------------------------------------

TOTAL ASSETS                                $  5,931             $  (3,384)       $ 362,607          $   2,987           $  56,331
                                            ======================================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Post Petition liabilities (MOR-4)                 75                  (413)          24,654                445               1,381
Pre-Petition liabilities:
        Notes Payable - Secured *              3,652                                 67,152                  -                   -
        Secured Debt Accrued Interest *          662                                 12,165                  -                   -
        Unsecured debt                         1,123                (2,971)         265,052                170              62,343
        Other / Intercompany                       -                                      -                  -
        Deferred income taxes                      -                                      -                  -                   -

Common stock held by new ESOP                      -                                      -                  -                   -
Less: Unearned compensation                        -                                      -                  -                   -
Redeemable preferred stock                         -                                      -                  -                   -
STOCKHOLDERS' EQUITY:
        Common stock, $.01 par value               -                                     48                  -                   -
        Additional paid-in capital                 -                                 83,348              4,020               1,392
        Retained earnings-Filing Date            779                                (90,594)              (877)              1,518
        Retained earnings-Post Filing Date      (360)                                   782               (771)            (10,303)
        Pension adjustment                         -                                      -                  -                   -
        Accumulated translation adj.               -                                      -                  -                   -
        Deferred compensation                      -                                      -                  -                   -
                                            --------------------------------------------------------------------------------------
                                                 419                     -           (6,416)             2,372              (7,393)
        Treasury stock at cost                     -                                      -                  -                   -
                                            --------------------------------------------------------------------------------------
TOTAL STOCKHOLDERS' EQUITY                       419                     -           (6,416)             2,372              (7,393)

TOTAL LIABILITIES AND EQUITY                $  5,931             $  (3,384)       $ 362,607          $   2,987           $  56,331
                                            ======================================================================================

                                            ------------------------------------
                                                                    DEBTORS

ASSETS                                      ELIMINATIONS         CONSOLIDATED
                                            ------------------------------------
Current Assets:
        Cash and cash equivalents           $       -              $   2,567
        Trade accounts receivable, net              -                 87,879
        Other Receivables                           -                  9,251
        Due from affiliates                  (109,506)                  (514)
        Inventories                                 -                 45,365
        Prepaid expenses                            -                  6,250
        Deferred income tax benefit                 -                      -
                                            --------------------------------
TOTAL CURRENT ASSETS                         (109,506)               150,798

Property, plant and equipment, net                  -                169,319
Deferred income taxes                               -                      -
Investments-Third Party                             -                  6,781
Investments in Subs                          (381,546)                45,453
Other assets                                       (1)                41,758
                                            --------------------------------

TOTAL ASSETS                                $(491,053)             $ 414,109
                                            ================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Post Petition liabilities (MOR-4)             (44,871)               181,704
Pre-Petition liabilities:
        Notes Payable - Secured *             (60,873)               295,000
        Secured Debt Accrued Interest *       (11,028)                53,441
        Unsecured debt                       (133,138)               714,140
        Other / Intercompany                 (201,020)                     -
        Deferred income taxes                       -                      -

Common stock held by new ESOP                       -                    289
Less: Unearned compensation                         -                      -
Redeemable preferred stock                          -                 27,297
STOCKHOLDERS' EQUITY:
        Common stock, $.01 par value               (1)                   123
        Additional paid-in capital            (40,122)              (546,056)
        Retained earnings-Filing Date               -               (232,350)
        Retained earnings-Post Filing Date          -                (73,544)
        Pension adjustment                          -                 (3,398)
        Accumulated translation adj.                -                      -
        Deferred compensation                       -                      -
                                            --------------------------------
                                              (40,123)              (855,225)
        Treasury stock at cost                      -                 (2,537)
                                            --------------------------------
TOTAL STOCKHOLDERS' EQUITY                    (40,123)              (857,762)

TOTAL LIABILITIES AND EQUITY                $(491,053)            $  414,109
                                            ================================


* Senior Secured Notes were issued by Sterling Chemicals, Inc., but a percentage is pushed down to the subsidiaries.


        MOR 2 - 3

CASE NAME: STERLING CHEMICALS, INC.                 CASE NUMBER: 01-037806-H4-11

                     SCHEDULE OF POST-PETITION LIABILITIES

                                        ----------------------------------------------------------------------------------------
                                           12/31/01      1/31/02     2/28/02      3/31/02       4/30/02    5/31/02     6/30/02
                                        ----------------------------------------------------------------------------------------
TRADE ACCOUNTS PAYABLE                     $  25,602     $  43,566   $ 43,581  $    53,511   $   61,483   $   68,952  $  70,812
ROYALTY AND REVENUE PAYABLE                       --            --                      --           --           --         --
NOTES PAYABLE - INSURANCE                         --            --                      --           --           --         --
TAX PAYABLE:                                      --            --                      --                        --         --
    Federal Payroll Taxes                         --            --                       8            8           98          3
    State Payroll & Sales                        178           231        364          437          405          409        415
    Ad Valorem Taxes                              --            --                      --           --           --         --
    Other Taxes                                3,383         3,901      4,527        5,162        5,795        4,408      3,730
TOTAL TAXES PAYABLE                        $   3,561     $   4,132   $  4,891  $     5,607   $    6,208   $    4,915  $   4,148
SECURED DEBT POST-PETITION                    51,301        51,346     51,127       56,066       78,668       74,598     76,479
ACCRUED INTEREST PAYABLE                         436           370        553          670          752          518        624
*ACCRUED PROFESSIONAL FEES:                    4,714         5,236      5,587        5,989        6,106        6,427      7,096
OTHER ACCRUED LIABILITIES:
  1.  General and Administrative Costs        31,422        37,458     31,736       31,003       30,498       32,171     32,233
  2.  Lease Operating Expenses/Capital            --            --         --           --           --           --         --
TOTAL POST-PETITION LIABILITIES (MOR-3)    $ 117,036     $ 142,108   $137,475  $   152,846   $  183,715   $  187,581  $ 191,392
================================================================================================================================


*Payment Requires Court Approval

MOR-4

CONSOLIDATED DEBTORS(1)
(000s)

                             AGING OF POST-PETITION LIABILITIES
                                     MONTH       JUNE  2002
                                             ------------------

                                                                    AD-VALOREM,      ROYALTY
      DAYS         TOTAL    TRADE ACCTS   FED TAXES   STATE TAXES   OTHER TAXES   AND INSURANCE
      ----       --------   -----------   ---------   -----------   -----------   -------------
      0-30       $181,704    $ 171,394    $      98   $       406   $     4,877   $       4,929

      31-60

      61-90

      91 +
                 --------    ---------    ---------   -----------   -----------   -------------
      TOTAL      $181,704    $ 171,394    $      98   $       406   $     4,877   $       4,929
                 ========    =========    =========   ===========   ===========   =============



                          AGING OF ACCOUNTS RECEIVABLE(1)

        MONTH
      ---------
        0-30       $ 72,397    $ 72,397     $     --   $     --   $     --   $     --

        31-60           922         922           --         --         --         --

        61-90           542         542           --         --         --         --

        91 +         28,457      28,457           --         --         --         --
                   --------    --------     --------   --------   --------   --------
        TOTAL      $102,318    $102,318     $     --   $     --   $     --   $     --
                   ========    ========     ========   ========   ========   ========


   (1) MOR 5 is presented only on a consolidated debtor basis.

   (2) Days aging from due date.

   (3) Days aging from invoice due date.

           MOR-5

CASE NAME: STERLING CHEMICALS HOLDINGS, INC (ALL DEBTORS)
FOR THE MONTH ENDING JUNE 30, 2002


STATEMENT OF INCOME (LOSS)

                                               STERLING CHEMICALS    STERLING CHEMICALS,   STERLING CHEMICALS     STERLING FIBERS,
                                                 HOLDINGS, INC.             INC.               ENERGY, INC.             INC.
              MONTH                              01-37805-H4-11        01-37806-H4-11        01-37807-H4-11        01-37808-H4-11
                                               ------------------    ------------------    ------------------    ------------------

REVENUES  (MOR-1)                              $               --    $       48,626,030    $          184,425    $        1,693,508
TOTAL COST OF REVENUES                                         --            40,486,413               184,425             2,087,717
GROSS PROFIT                                   $               --    $        8,139,617    $               --    $         (394,209)
====================================================================================================================================
OPERATING EXPENSES:
  Selling, General & Administrative            $              932    $        1,540,817    $               --    $          117,412
  Insiders Compensation                                        --               131,411                    --                    --
  Professional Fees                                            --             1,350,558                    --                    --
  Other (Earnings in Joint Venture)                            --            (2,284,592)              (49,066)                   --

TOTAL OPERATING EXPENSE                        $              932    $          738,194    $          (49,066)   $          117,412
====================================================================================================================================
INCOME BEFORE INT. DEPR/TAX  (MOR-1)           $             (932)   $        7,401,423    $           49,066    $         (511,621)
INTEREST EXPENSE (includes amort of debt fees)                 --             2,697,876                    --               614,434
DEPRECIATION                                                   --             1,955,162                    --                47,616
OTHER (INCOME) EXPENSES*                                       --                    --                    --                    --
OTHER ITEMS**                                                  --                    --                    --                    --
TOTAL INT. DEPR & OTHER ITEMS                  $               --    $        4,653,038    $               --    $          662,050
====================================================================================================================================
NET INCOME BEFORE TAXES                        $             (932)   $        2,748,385    $           49,066    $       (1,173,671)
INCOME TAXES                                                   --                    --                 2,334                    --
====================================================================================================================================
NET INCOME (LOSS) (MOR-1)                      $             (932)   $        2,748,385    $           46,732    $       (1,173,671)
====================================================================================================================================



                                               STERLING CHEMICALS      STERLING CANADA,      STERLING PULP
                                                   INT'L, INC.               INC.          CHEMICALS US, INC.
              MONTH                              01-37809-H4-11         01-37810-H4-11       01-37811-H4-11
                                               -------------------    ------------------   ------------------
REVENUES  (MOR-1)                               $           83,333    $          617,525   $          360,103
TOTAL COST OF REVENUES                                          --                59,458              460,832
GROSS PROFIT                                    $           83,333    $          558,067   $         (100,729)
==============================================================================================================
OPERATING EXPENSES:
  Selling, General & Administrative             $               --    $          231,893   $          (65,492)
  Insiders Compensation                                         --                    --                   --
  Professional Fees                                             --                    --                   --
  Other (Earnings in Joint Venture)                             --                    --                   --

TOTAL OPERATING EXPENSE                         $               --    $          231,893   $          (65,492)
==============================================================================================================
INCOME BEFORE INT. DEPR/TAX  (MOR-1)            $           83,333    $          326,174   $          (35,237)
INTEREST EXPENSE (includes amort of debt fees)              37,665               178,554                   --
DEPRECIATION                                                23,000               485,795                   --
OTHER (INCOME) EXPENSES*                                        --                    --                   --
OTHER ITEMS**                                                   --                    --                   --
TOTAL INT. DEPR & OTHER ITEMS                   $           60,665    $          664,349   $               --
==============================================================================================================
NET INCOME BEFORE TAXES                         $           22,668    $         (338,175)  $          (35,237)
INCOME TAXES                                                    --                    --                   --
==============================================================================================================
NET INCOME (LOSS) (MOR-1)                       $           22,668    $         (338,175)  $          (35,237)
==============================================================================================================


                                                      STERLING PULP
                                                      CHEMICALS, INC.                               DEBTORS
              MONTH                                   01-37812-H4-11        ELIMINATIONS          CONSOLIDATED
                                                    ------------------   ------------------    ------------------


REVENUES  (MOR-1)                                   $        3,272,103   $         (83,333)    $      54,753,694
TOTAL COST OF REVENUES                                       1,859,446             (83,333)           45,054,958
GROSS PROFIT                                        $        1,412,657   $              --     $       9,698,736
=================================================================================================================
OPERATING EXPENSES:
  Selling, General & Administrative                 $          608,865   $        (540,881)            1,893,546
  Insiders Compensation                                             --                  --               131,411
  Professional Fees                                                 --                  --             1,350,558
  Other (Earnings in Joint Venture)                                 --                  --            (2,333,658)


TOTAL OPERATING EXPENSE                             $          608,865   $        (540,881)    $       1,041,857
=================================================================================================================
INCOME BEFORE INT. DEPR/TAX  (MOR-1)                $          803,792   $         540,881             8,656,879
INTEREST EXPENSE (includes amort of debt fees)                      --             540,881             4,069,410
DEPRECIATION                                                   326,102                  --             2,837,675
OTHER (INCOME) EXPENSES*                                            --                  --                    --
OTHER ITEMS**                                                       --                  --                    --
TOTAL INT. DEPR & OTHER ITEMS                       $          326,102   $         540,881     $       6,907,085
=================================================================================================================
NET INCOME BEFORE TAXES                             $          477,690   $              --     $       1,749,794
INCOME TAXES                                                        --                  --                 2,334
=================================================================================================================
NET INCOME (LOSS) (MOR-1)                           $          477,690   $              --     $       1,747,460
=================================================================================================================

Accrual Accounting Required, Otherwise Footnote With Explanation
*  Footnote Mandatory
** Unusual and/or frequent item(s) outside the ordinary course of business;
   requires footnote

MOR-6

CASE NAME:  STERLING CHEMICALS, INC.               CASE NUMBER:  01-37806-H-11

  CASH RECEIPTS AND
  DISBURSEMENTS                                                        Dec-01            Jan-02           Feb-02          Mar-02
                                                                    ------------      ------------     ------------    ------------
1. CASH-BEGINNING OF MONTH                                              (421,404)         (256,194)         498,098      (1,530,893)
                                                                    ============      ============     ============    ============

RECEIPTS:

2. CASH SALES                                                                 --                --               --              --

3. COLLECTION OF ACCOUNTS
   RECEIVABLE                                                         22,270,996        24,602,303       20,717,983      25,478,506

4. LOANS & ADVANCES - CIT
   REVOLVER                                                           29,200,000        31,600,000       26,900,000      36,300,000

5. SALE OF ASSETS                                                             --                --               --              --

6. OTHER (attach list)                                                11,415,178         9,644,850       13,860,068      19,408,945
                                                                    ------------      ------------     ------------    ------------
TOTAL RECEIPTS                                                        62,886,174        65,847,152       61,478,051      81,187,451
                                                                    ------------      ------------     ------------    ------------

(Withdrawal)Contribution by
   Individual Debtor MFR-2*                                                  N/A               N/A              N/A             N/A
                                                                    ============      ============     ============    ============
DISBURSEMENTS:

7. NET PAYROLL                                                         1,932,984         1,297,213        1,930,462       2,601,421

8. PAYROLL TAXES PAID                                                    870,019           974,973          972,750       1,053,588

9. SALES, USE & OTHER TAXES
   PAID                                                                   50,776            57,123               --       1,404,405

10.SECURED/RENTAL/LEASES                                                 184,920           161,222          154,571          99,905

11.UTILITIES                                                           4,230,558         2,765,343        2,158,233       1,150,288

12.INSURANCE                                                             456,145           728,204          589,057         410,554

13.INVENTORY PURCHASES                                                 8,921,056        11,876,414        2,984,285      10,861,846

14.VEHICLE EXPENSES                                                           --                --               --              --

15.TRAVEL & ENTERTAINMENT                                                 64,095            60,079           63,635          36,818

16.REPAIRS, MAINTENANCE &
   SUPPLIES                                                            1,085,130         1,487,951        7,400,962       4,837,494

17.ADMINISTRATIVE & SELLING                                            3,142,158         2,804,552        2,442,379       3,841,855

18.OTHER (attach list)                                                41,099,335        41,641,012       43,639,825      52,706,777

TOTAL DISBURSEMENTS FROM
   OPERATIONS                                                         62,037,177        63,854,086       62,336,159      79,004,950

19.PROFESSIONAL FEES                                                     683,788         1,185,274        1,045,883       1,257,449

20.U.S. TRUSTEE FEES                                                          --            53,500               --              --

21.OTHER REORGANIZATION
     EXPENSES (attach list)                                                   --                --          125,000              --

                                                                    ------------      ------------     ------------    ------------
TOTAL DISBURSEMENTS                                                   62,720,965        65,092,860       63,507,042      80,262,399
                                                                    ============      ============     ============    ============

22.NET CASH FLOW                                                         165,210           754,292       (2,028,991)        925,052

23.CASH - END OF MONTH (MOR-2)                                          (256,194)          498,098       (1,530,893)       (605,842)


per MOR-7                                                            (256,194.38)       498,097.76    (1,530,893.34)    (605,841.51)
per 211 trial balance                                                 622,716.13      1,983,218.51       986,980.26      636,425.59
                                                                  --------------    --------------   --------------  --------------
difference                                                            878,910.51      1,485,120.75     2,517,873.60    1,242,267.10

g/l acct 10123 - not a good account, s/b zero                             794.70            794.70           794.70          794.70
g/l acct 10131 - account was closed before filing, bal s/b zero         4,029.99          4,029.99         4,029.99        4,029.99
g/l acct 10199 - cash overdraft reclass of outstanding checks         874,085.82      1,480,296.06     2,513,048.91    1,237,442.41
                                                                  --------------    --------------   --------------  --------------
reconciled difference                                                 878,910.51      1,485,120.75     2,517,873.60    1,242,267.10


  CASH RECEIPTS AND                                                                                                    FILING TO
  DISBURSEMENTS                                                        Apr-02            May-02          Jun-02           DATE
                                                                    ------------      ------------    ------------    ------------
1. CASH-BEGINNING OF MONTH                                              (605,842)        1,432,341        (223,012)      9,346,546
                                                                    ============      ============    ============    ============

RECEIPTS:

2. CASH SALES                                                                 --                --              --              --

3. COLLECTION OF ACCOUNTS
   RECEIVABLE                                                         17,926,575        34,807,911      46,518,489     298,458,787

4. LOANS & ADVANCES - CIT
   REVOLVER                                                           46,100,000        37,400,000      51,000,000     387,800,000

5. SALE OF ASSETS                                                             --                --              --              --

6. OTHER (attach list)                                                16,090,857        11,363,818      13,092,564     146,532,474
                                                                    ------------      ------------    ------------    ------------
TOTAL RECEIPTS                                                        80,117,432        83,571,729     110,611,053     832,791,261
                                                                    ------------      ------------    ------------    ------------

(Withdrawal)Contribution by
   Individual Debtor MFR-2*                                                  N/A               N/A             N/A             N/A
                                                                    ============      ============    ============    ============
DISBURSEMENTS:

7. NET PAYROLL                                                         1,983,856         1,609,373       2,733,978      23,287,256

8. PAYROLL TAXES PAID                                                    932,205           936,861       1,092,418      10,401,116

9. SALES, USE & OTHER TAXES
   PAID                                                                1,650,149         1,456,271       1,303,015       7,536,404

10.SECURED/RENTAL/LEASES                                                  30,705           101,829         147,956       1,703,425

11.UTILITIES                                                           6,922,372         3,817,800       3,361,146      38,382,400

12.INSURANCE                                                              50,625            15,583           7,256       5,435,281

13.INVENTORY PURCHASES                                                17,691,587        16,201,310      29,280,908     145,431,855

14.VEHICLE EXPENSES                                                           --                --              --              --

15.TRAVEL & ENTERTAINMENT                                                 65,732            72,716          38,426         573,865

16.REPAIRS, MAINTENANCE &
   SUPPLIES                                                            3,235,006         1,896,650       1,681,812      26,686,293

17.ADMINISTRATIVE & SELLING                                            4,503,340         4,089,807       2,334,678      32,491,028

18.OTHER (attach list)                                                39,441,420        54,014,374      65,577,853     538,220,026

TOTAL DISBURSEMENTS FROM
   OPERATIONS                                                         76,506,997        84,212,575     107,559,446     830,148,950

19.PROFESSIONAL FEES                                                   1,525,502         1,014,508         700,599       9,595,361

20.U.S. TRUSTEE FEES                                                      46,750                --              --         140,500

21.OTHER REORGANIZATION
     EXPENSES (attach list)                                                   --                --              --         125,000

                                                                    ------------      ------------    ------------    ------------
TOTAL DISBURSEMENTS                                                   78,079,249        85,227,083     108,260,045     840,009,811
                                                                    ============      ============    ============    ============

22.NET CASH FLOW                                                       2,038,183        (1,655,353)      2,351,008      (7,218,550)

23.CASH - END OF MONTH (MOR-2)                                         1,432,341          (223,012)      2,127,996       2,127,996

per MOR-7                                                           1,432,341.16         (223,012.32)    2,127,995.75
per 211 trial balance                                               1,865,999.23        1,368,935.72     2,127,995.75
                                                                  --------------      --------------   --------------
difference                                                            433,658.07        1,591,948.04            (0.00)

g/l acct 10123 - not a good account, s/b zero                             794.70                0.00             0.00
g/l acct 10131 - account was closed before filing, bal s/b zero         4,029.99                0.00             0.00
g/l acct 10199 - cash overdraft reclass of outstanding checks         428,833.38        1,591,948.04             0.00
                                                                  --------------      --------------   --------------
reconciled difference                                                 433,658.07        1,591,948.04             0.00

           MOR-7

CASE NAME:  STERLING CHEMICALS, INC.                 CASE NUMBER:  01-37806-H-11


   OTHER CASH RECEIPTS AND                                                                                               FILING TO
   DISBURSEMENTS:                  Dec-01      Jan-02     Feb-02      Mar-02      Apr-02       May-02        Jun-02        DATE
                                 ----------  ---------- ---------- ------------ ----------  ------------- ------------- -----------
6.  OTHER RECEIPTS:

    Interest Income                      --          --         --           --         --             --            --      80,302

    401(k) Plan Refund                   --          --         --           --         --             --            --          --

    Cobra Insurance Payment              --          --         --           --         --             --            --          --

    Miscellaneous                   146,500     100,833    223,221      131,124    195,444        128,178       159,394   2,894,259

    Royalty Owners Trust Account         --          --         --           --         --             --            --          --

    Emission Credits                     --          --         --           --         --             --            --          --

    Account Transfers            10,348,106   9,120,571 13,636,846   17,715,686 15,239,518     11,235,640    11,535,051 134,390,126

    Intercompany Transfers          920,573     423,445         --    1,562,134    655,895             --     1,398,119   9,167,787
                                 ----------  ---------- ---------- ------------ ----------  ------------- ------------- -----------
   TOTAL OTHER RECEIPTS          11,415,178   9,644,850 13,860,068   19,408,945 16,090,857     11,363,818    13,092,564 146,532,474
                                 ==========  ========== ========== ============ ==========  ============= ============= ===========
   18. OTHER DISBURSEMENTS:

    Lease Operating Expense              --          --         --           --         --             --            --          --

    Workover Expense                     --          --         --           --         --             --            --          --

    Capital Expenditures            558,388   1,491,633  1,841,654    1,418,900   (581,465)       598,552       134,895   6,678,145

    Revenue & Royalties                  --          --          -           --         --             --            --          --

    Interest Payment                     --          --          -           --         --             --            --      97,161

    Employee Benefits             1,276,424   2,711,036  1,602,513    2,285,842  2,492,292      1,544,520     2,998,019  22,240,543

    Severance tax                        --          --          -           --         --             --            --          --

    Pre-petition checks voided
       in current period                 --          --          -           --         --             --            --     (30,000)

    Account Transfers            10,348,106   9,120,571 13,636,846   17,715,686 15,239,518     11,235,640    11,535,051 134,390,126

    CIT Revolver Payments        22,948,750  23,718,420 21,934,238   25,605,169 17,344,416     35,714,063    44,954,575 314,484,322

    Intercompany Transfers        5,967,667   4,599,352  4,624,574    5,681,179  4,946,658      4,921,599     5,955,312  60,359,730
                                 ----------  ---------- ---------- ------------ ----------  ------------- ------------- -----------
TOTAL OTHER DISBURSEMENTS        41,099,335  41,641,012 43,639,825   52,706,777 39,441,420     54,014,374    65,577,853 538,220,026
                                 ==========  ========== ========== ============ ==========  ============= ============= ===========
                                                                                            16,157,239.31 17,490,363.22



                      MOR-7 ATTACHMENT

CASE NAME:  STERLING CHEMICALS, INC.                 CASE NUMBER:  01-37806-H-11



  CASH RECEIPTS AND                             Chase             Chase             Chase              Chase
  DISBURSEMENTS                              00101824317       00103316882        103405743       6301810002508
  -----------------                        ---------------   ---------------   ---------------   ---------------

  1.  CASH-BEGINNING OF MONTH                          100           185,151         1,363,554        (1,777,199)
                                           ===============   ===============   ===============   ===============

  RECEIPTS:

  2.  CASH SALES                                        --                --                --                --

  3.  COLLECTION OF ACCOUNTS RECEIVABLE         40,557,473

  4.  LOANS & ADVANCES - CIT REVOLVER                             51,000,000

  5.  SALE OF ASSETS

  6.  OTHER (attach list)                               --         1,398,119         3,350,000         7,616,538
                                           ---------------   ---------------   ---------------   ---------------
  TOTAL RECEIPTS                                40,557,473        52,398,119         3,350,000         7,616,538
                                           ---------------   ---------------   ---------------   ---------------
  (Withdrawal)Contribution by
      Individual Debtor MFR-2*                         N/A               N/A               N/A               N/A
                                           ===============   ===============   ===============   ===============
  DISBURSEMENTS:

  7.  NET PAYROLL                                                                    2,733,978                --

  8.  PAYROLL TAXES PAID                                                             1,092,418

  9.  SALES, USE & OTHER TAXES PAID                                   65,529                           1,237,486

  10. SECURED/RENTAL/LEASES                                                                              147,956

  11. UTILITIES                                                    3,361,146

  12. INSURANCE                                                        2,676                               4,580

  13. INVENTORY PURCHASES                                         29,144,112                             136,796

  14. VEHICLE EXPENSES

  15. TRAVEL & ENTERTAINMENT                                                                              38,426

  16. REPAIRS, MAINTENANCE & SUPPLIES                                                                  1,681,812

  17. ADMINISTRATIVE & SELLING                                       269,929                           2,064,749

  18. OTHER (attach list)                       38,830,798        19,497,183                --           557,582
                                           ---------------   ---------------   ---------------   ---------------
  TOTAL DISBURSEMENTS FROM OPERATIONS           38,830,798        52,340,575         3,826,396         5,869,387
                                           ===============   ===============   ===============   ===============
  19. PROFESSIONAL FEES                                 --                --                --           700,599

  20. U.S. TRUSTEE FEES                                 --                --                --                --

  21. OTHER REORGANIZATION EXPENSES
      (attach list)                                     --                --                --                --
                                           ---------------   ---------------   ---------------   ---------------
  TOTAL DISBURSEMENTS                           38,830,798        52,340,575         3,826,396         6,569,986
                                           ===============   ===============   ===============   ===============
  22. NET CASH FLOW                              1,726,676            57,544          (476,396)        1,046,552

  23. CASH - END OF MONTH (MOR-2)                1,726,776           242,695           887,158          (730,647)

                                                                1,969,470.82        887,158.24       (730,646.91)

                                                                        0.00              0.00             (0.00)


  CASH RECEIPTS AND                             Chase             Chase             Bank One           Total
  DISBURSEMENTS                             6301810036508     6301810028508         5561833            Debtor
  -----------------                        ---------------   ---------------    ---------------   ---------------
  1.  CASH-BEGINNING OF MONTH                           --                --              5,382          (223,012)
                                           ===============   ===============    ===============   ===============

  RECEIPTS:

  2.  CASH SALES                                        --                --                 --                --

  3.  COLLECTION OF ACCOUNTS RECEIVABLE                                               5,961,016        46,518,489

  4.  LOANS & ADVANCES - CIT REVOLVER                                                                  51,000,000

  5.  SALE OF ASSETS                                                                                           --

  6.  OTHER (attach list)                          561,177             7,336            159,394        13,092,564
                                           ---------------   ---------------    ---------------   ---------------
  TOTAL RECEIPTS                                   561,177             7,336          6,120,410       110,611,053
                                           ---------------   ---------------    ---------------   ---------------
  (Withdrawal)Contribution by
      Individual Debtor MFR-2*                         N/A               N/A                N/A               N/A
                                           ===============   ===============    ===============   ===============
  DISBURSEMENTS:

  7.  NET PAYROLL                                       --                --                 --         2,733,978

  8.  PAYROLL TAXES PAID                                                                                1,092,418

  9.  SALES, USE & OTHER TAXES PAID                                                                     1,303,015

  10. SECURED/RENTAL/LEASES                                                                               147,956

  11. UTILITIES                                                                                         3,361,146

  12. INSURANCE                                                                                             7,256

  13. INVENTORY PURCHASES                                                                              29,280,908

  14. VEHICLE EXPENSES                                                                                         --

  15. TRAVEL & ENTERTAINMENT                                                                               38,426

  16. REPAIRS, MAINTENANCE & SUPPLIES                                                                   1,681,812

  17. ADMINISTRATIVE & SELLING                                                                          2,334,678

  18. OTHER (attach list)                          561,177             7,336          6,123,778        65,577,853
                                           ---------------   ---------------    ---------------   ---------------
  TOTAL DISBURSEMENTS FROM OPERATIONS              561,177             7,336          6,123,778       107,559,446
                                           ===============   ===============    ===============   ===============
  19. PROFESSIONAL FEES                                 --                --                 --           700,599

  20. U.S. TRUSTEE FEES                                 --                --                 --                --

  21. OTHER REORGANIZATION EXPENSES
      (attach list)                                     --                --                 --                --
                                           ---------------   ---------------    ---------------   ---------------
  TOTAL DISBURSEMENTS                              561,177             7,336          6,123,778       108,260,045
                                           ===============   ===============    ===============   ===============
  22. NET CASH FLOW                                     --                --             (3,368)        2,351,008

  23. CASH - END OF MONTH (MOR-2)                       --                --              2,014         2,127,996

                                                                                       2,013.60

                                                                                          (0.00)


MOR-7

CASE NAME:  STERLING CHEMICALS, INC.                 CASE NUMBER:  01-37806-H-11


OTHER CASH RECEIPTS AND                         Chase          Chase           Chase           Chase           Chase
DISBURSEMENTS:                               00103275427    00101824317     00103316882      103405743     6301810002508
--------------                               -----------    -----------     -----------      ---------     -------------
6.   OTHER RECEIPTS:

     Interest Income

     401(k) Plan Refund

     Cobra Insurance Payment

     Miscellaneous

     Royalty Owners Trust Account

     Emission Credits

     Account Transfers                                                                      3,350,000         7,616,538

     Intercompany Transfers                                                 1,398,119
                                             -----------   ----------      ----------       ---------        ----------
TOTAL OTHER RECEIPTS                                  --           --       1,398,119       3,350,000         7,616,538
                                             ===========   ==========      ==========       =========        ==========
18.  OTHER DISBURSEMENTS:

     Lease Operating Expense

     Workover Expense

     Capital Expenditures                                                                                       134,895

     Revenue & Royalties

     Interest Payment

     Employee Benefits                                                      2,006,820                           422,687

     Severance tax

     Pre-petition checks voided in current period

     Account Transfers                                                     11,535,051

     CIT Revolver Payments                                 38,830,798              --

     Intercompany Transfers                                                 5,955,312
                                             -----------   ----------      ----------       ---------        ----------
TOTAL OTHER DISBURSEMENTS                             --   38,830,798      19,497,183              --           557,582
                                             ===========   ==========      ==========       =========        ==========

OTHER CASH RECEIPTS AND                        Chase           Chase         Wells Fargo        Bank One        Total
DISBURSEMENTS:                             6301810036508   6301810028508      4496870106         5561833       Debtor
--------------                             -------------   -------------   --------------   ------------   -------------
6.   OTHER RECEIPTS:

     Interest Income                                                                                                --

     401(k) Plan Refund                                                                                             --

     Cobra Insurance Payment                                                                                        --

     Miscellaneous                                                                             159,394         159,394

     Royalty Owners Trust Account                                                                                   --

     Emission Credits                                                                                               --

     Account Transfers                         561,177          7,336                                       11,535,051

     Intercompany Transfers                                                                                  1,398,119
                                             ---------      ---------    ------------       ----------      ----------
TOTAL OTHER RECEIPTS                           561,177          7,336              --          159,394      13,092,564
                                             =========      =========    ============       ==========      ==========

18.  OTHER DISBURSEMENTS:
     Lease Operating Expense                                                                                        --

     Workover Expense                                                                                               --

     Capital Expenditures                                                                                      134,895

     Revenue & Royalties                                                                                            --

     Interest Payment                                                                                               --

     Employee Benefits                         561,177          7,336                                        2,998,019

     Severance tax                                                                                                  --

     Pre-petition checks voided in
        current period                                                                                              --

     Account Transfers                                                                                      11,535,051

     CIT Revolver Payments                                                                   6,123,778      44,954,575

     Intercompany Transfers                                                                                  5,955,312
                                             ---------      ---------    ------------       ----------      ----------
TOTAL OTHER DISBURSEMENTS                      561,177          7,336              --        6,123,778      65,577,853
                                             =========      =========    ============       ==========      ==========


         MOR-7 ATTACHMENT

CASE NAME:    Sterling Chemicals, Inc.                CASE NUMBER: 01-37806-H-11



                           CASH ACCOUNT RECONCILIATION
                          MONTH OF           JUNE 2002
                                  ---------------------------------


BANK NAME                    Chase Bk of TX     Chase Bk of TX     Chase Bk of TX     Chase Bk of DE
ACCOUNT NUMBER                 00101824317       00103316882        00103405743        6301810036508
--------------
ACCOUNT TYPE                    AR Wires        Concentration         Payroll          Contr. Disb.
--------------              ---------------    ---------------    ---------------    ---------------
BANK BALANCE                $     1,726,776    $       242,695    $       336,460    $            --

DEPOSIT IN TRANSIT

OUTSTANDING CHECKS                                                                          (730,647)

OTHER                                                        1            550,697
                            ---------------    ---------------    ---------------    ---------------
ADJUSTED BANK BALANCE       $     1,726,776    $       242,696    $       887,157  $        (730,647)
                            ===============    ===============    ===============    ===============
BEGINNING CASH - PER BOOKS  $           100    $       185,152    $     1,363,553    $    (1,777,199)

RECEIPTS                         40,557,473         51,000,000

TRANSFERS BETWEEN ACCOUNTS                         (16,092,244)         3,350,000          7,616,538

(WITHDRAWAL) CONTRIBUTION-

BY INDIVIDUAL DEBTOR MFR-2

CHECKS/OTHER DISBURSEMENTS      (38,830,797)       (34,850,212)        (3,826,396)        (6,569,986)
                            ---------------    ---------------    ---------------    ---------------
ENDING CASH - PER BOOKS     $     1,726,776    $       242,696    $       887,157    $      (730,647)
                            ===============    ===============    ===============    ===============

BANK NAME                    Chase Bk of Del    Chase Bk of Del       Bank One
ACCOUNT NUMBER                6301810036508      6301810028508         5561833
--------------
ACCOUNT TYPE                   Sal Ben Disb      Flex Ben Disb         Lockbox             TOTAL
--------------               ---------------    ---------------    ---------------    ---------------
BANK BALANCE                 $            --    $            --    $         2,013    $     2,307,944

DEPOSIT IN TRANSIT                                                                                 --

OUTSTANDING CHECKS                                                                           (730,647)

OTHER                                                                            1            550,699
                             ---------------    ---------------    ---------------    ---------------
ADJUSTED BANK BALANCE        $            --    $            --    $         2,014    $     2,127,996
                             ===============    ===============    ===============    ===============
BEGINNING CASH - PER BOOKS   $            --    $            --    $         5,382    $      (223,012)

RECEIPTS                                                                 6,120,410         97,677,883

TRANSFERS BETWEEN ACCOUNTS           561,177              7,336                            (4,557,193)

(WITHDRAWAL) CONTRIBUTION-                                                                         --

BY INDIVIDUAL DEBTOR MFR-2                                                                         --

CHECKS/OTHER DISBURSEMENTS          (561,177)            (7,336)        (6,123,778)       (90,769,682)
                             ---------------    ---------------    ---------------    ---------------
ENDING CASH - PER BOOKS      $            --    $            --    $         2,014    $     2,127,996
                             ===============    ===============    ===============    ===============

                MOR-8

CASE NAME:  STERLING CHEMICALS, INC.
CASE NUMBER:     01-37806-H4-11


PAYMENT TO INSIDERS AND PROFESSIONALS

Of the total disbursements shown for the month, list the amount paid to insiders (as defined in Section 101(31)(A)-(F) of the U.S. Bankruptcy Code) and the professionals. Also, for insiders identify the type of compensation paid (e.g., salary, commission, bonus, etc.) (Attach additional pages as necessary.)



               INSIDERS:                                                                                                  FILING TO
       NAME/POSITION/COMP TYPE(2)        Dec-2001   Jan-2002  Feb-2002    Mar-2002    Apr-2002    May-2002    Jun-2002      DATE
---------------------------------------  ---------  --------- --------    --------    --------   ----------   ---------   ----------
 1. Frank Diassi/Chairman
    of Board/Salary                      $  31,250  $      --                         $     --   $       --   $      --   $   62,500
 2. Frank Diassi/Chairman
    of Board/Bonus                                                                                       --                       --
 3. Frank Diassi/Chairman
    of Board/Expenses                           --         --                                            --                       --
 4. Frank Diassi/Chairman
    of Board/Vacation payout                45,193                                                                            45,193
 5. David Elkins/President/Salary           29,167     29,167   29,167       30,333     30,333       30,333      30,333      207,667
 6. David Elkins/President/Bonus            21,875         --                22,750    136,500           --      21,875      181,125
 7. David Elkins/President/Expenses          2,035      3,378    4,601           --      5,115           --          --       15,129
 8. David Elkins/President/Life
    Insurance                                           2,184                    --         --                                 2,184
 9. Richard Crump/Exec VP Opers/Salary      25,000     28,636   27,500       27,917     27,917       27,917      27,917      189,887
10. Richard Crump/Exec VP Opers/Bonus       18,750      1,875                20,938    125,625           --      20,625      167,188
11. Richard Crump/Exec VP Opers/Expense        531      4,453    5,404        4,610      6,728           --                   24,057
12. Paul Vanderhoven/VP Finance &
    CFO/Salary                              16,667     16,667   16,667       18,333     18,333       18,333      18,333      121,667
13. Paul Vanderhoven/VP Finance &
    CFO/Bonus                               10,000         --                11,000     79,200           --      10,000      100,200
14. Paul Vanderhoven/VP Finance &
    CFO/Expense                              2,199      4,509    4,629        2,474      6,402           --          --       20,213
15. Robert Roten/Former Pres & Board
    Member/SERP                              2,328      2,328    2,328        2,328      2,328        2,328       2,328       16,296
16. Robert Roten/Former Pres & Board
    Member/Consulting fee                       --         --   10,000       10,000     10,000           --                   30,000
17. Robert Roten/Former Pres & Board
    Member/BOD fee                                     15,150       --           --     13,750           --                   28,900
18. Rolf Towe/Board Member/BOD fees                    10,850       --           --      9,650           --                   20,500
19. Rolf Towe/Board Member/Expenses             --         --   16,133           --                      --                   16,133
20. Hunter Nelson/Board Member                         11,150       --           --     10,350           --                   21,500
21. Frank Hevrdejs/Board Member                        12,250       --           --     12,050           --                   24,300
                                         ---------  --------- --------    ---------   --------   ----------   ---------   ----------
TOTAL INSIDERS (MOR-1)                   $ 204,995  $ 142,597 $116,429    $ 150,683   $494,281   $   78,911   $ 131,411   $1,294,639
                                         =========  ========= ========    =========   ========   ==========   =========   ==========


       PROFESSIONALS                                                                                                      FILING TO
      NAME/ORDER DATE        Dec-2001     Jan-2002     Feb-2002      Mar-2002      Apr-2002     May-2002     Jun-2002       DATE
---------------------------  ---------   ----------  ------------  -----------   -----------   -----------   ---------   -----------
 1. Logan & Company, Inc.    $  30,272   $ 9,958.00  $  15,624.27  $    23,247   $     3,541   $  6,645.54  $  2,631.30  $   155,266
 2. Andrews & Kurth LLP        210,726      139,340    128,643.28      213,187       132,819    256,170.65   246,122.69    1,080,887
 3. US Trustee                      --       53,500            --           --        46,750            --           --      100,250
 4. Skadden, Arps, Slate,
    Meagher & Flom LLP              --      293,229    466,138.76      634,706       321,403    406,542.75   115,338.02    2,122,020
 5. Akin Gump Strauss          231,124           --     35,089.74      120,257        78,728     81,093.82   104,790.97      673,273
 6. Arthur Andersen             31,792      115,041     22,556.70           --        95,421     70,316.52           --      470,062
 7. Lazard Freres & Co. LLC         --           --    284,550.16      153,356       295,856    138,638.86   182,916.20    1,141,014
 8. Baker & Botts              132,523      111,985     46,197.50       32,861        66,007     30,965.11    10,376.97      575,335
 9. Groom Law Group              4,587       10,078      9,773.24        9,738        23,879     10,670.30     4,244.10       80,056
10. Nexant, Inc.                42,764        8,399     37,309.09       16,416         9,595     13,464.59    34,178.90      168,199
11. Greenhill & Co.                         497,243            --       53,680       498,253            --           --    1,049,176
                             ----------  ----------  ------------  -----------   -----------   -----------  -----------  -----------
TOTAL PROFESSIONALS (MOR-1)  $ 683,788   $1,238,773  $  1,045,883  $ 1,257,449   $ 1,572,252   $ 1,014,508  $   700,599  $ 7,615,537
                             ==========  ==========  ============  ===========   ===========   ===========  ===========  ===========


(2) THE DEBTOR HAS LIMITED THE SCOPE OF ITS ANSWER TO (i) DIRECTORS, (ii) OFFICERS DESIGNATED AS INSIDERS FOR PURPOSES OF SECTION 16(a) OF THE SECURITIES AND EXCHANGE ACT OF 1934, (iii) AFFILIATES; AND (iv) PARTIES TO THE VOTING AGREEMENT GRANTING AUTHORITY TO DESIGNATED THE NOMINEES WHO BENEFIT FROM THE VOTING AGREEMENT. INFORMATION AS TO OFFICERS WHO ARE NOT DESIGNATED AS INSIDERS FOR PURPOSES OF SECTION 16(a) OF THE SEC ACT OF 1934 HAS BEEN COMPLIED BY THE DEBTOR AND WILL BE PROVIDED TO THE OFFICE OF THE UNITED STATES TRUSTEE AND TO THE COUNCIL FOR THE OFFICIAL COMMITTEE OF UNSECURED CREDITORS UPON REQUEST. SUCH INFORMATION PRIMARILY RELATES TO COMPENSATION, BENEFITS AND EXPENSE REIMBURSEMENTS PAYMENTS MADE TO SUCH OFFICERS AS EMPLOYEES OF THE DEBTOR. IT IS THE POLICY OF THE DEBTOR TO PRESERVE THE CONFIDENTIALITY OF SUCH INFORMATION ON BEHALF OF ITS EMPLOYEES.


           MOR-9